Exhibit 10.7

[Certain portions of this exhibit have been omitted pursuant to Rule 24b-2 and are subject to a confidential treatment request. Copies of this exhibit containing the omitted information have been filed separately with the Securities and Exchange Commission. The omitted portions of this document occur on the first and
Second page hereof and are marked with a ***.]

WilTel SM Communications	US Private Line, IP VPN, DIA, MAS, Optical Wave Service Order Form			ECO Order#:	____________________

				ECO SI:	____________________

				Service Order ID:	____________________

				NS Order#:	____________________
		☐	Do not PROVISION
Promotion/Special Name:			Initial Received Date:

Final Service Order Approval Date:

General Information

Price Quote:	1-4NUL6		Order Type:	NEW

Master Account Name:	VitalStream Inc.		Customer PON:

Billing Account Name:	VitalStream Inc.		Billing Account #:	5008219

CRDD (Customer Requested Due Date)

Project Manager:	Karen Lawson		Customer Order Contact:	Dave Williams

Project Mgr Ph#:	918-547-5633		Customer Ph#:	949-678-0291

Product Information

☐ Cross Connect Only	If Order is for Metro Access Services Only:			MAS Type:

Private Line Type:	DIA		IXC Diversity (Select as Needed)

☐ Circuit Diversity
Type of IP:	Ethernet		Circuit Number:
☐ Route/Geographical Diversity
OPTICAL WAVE:	No		Route Information:
☐ Equipment Diversity
Type of Network Service:	On Net		Equipment Type::
☐ Vendor Diversity
Required On-Net Pricing:	Yes		Vendor Information:

Contract Pricing:	Non Contract Pricing Applied

Bandwidth:	GIGE

Circuit Term:	Number of Months

If Term in Months please provide:	12

Mileage (IXC Only):			Quality of Service (QoS):

Interval:	Standard		Line Coding:

Transmission Speed:			Framing:

Channel Information:			Protection:

Required ONLY when PL Type -- IP VPN is chosen

IP VPN ID:			Internet Access:		☐ Inter-AS Site

CPE			If customer supplied, provide CPE Type:		☐ CPE Monitoring

Additional Options:			Class of Service (CoS):

Additional Services when PL Type -- IP VPN or DIA is chosen

Domain Name Services:			Billing Options:	Usage	(If Burstable or Usage is chosen, please enter subscription level)

☐ Customer requires WilTel IP Address			Subscription Level:	*** meg

If additional IP addresses are required, how many:

WilTel SM Communications	US Private Line, IP VPN, DIA, MAS, & Optical Wave Service Order Form	ECO Order#:	____________________

		ECO SI:	____________________

		Service Order ID:	____________________

		NS Order#:	____________________

Pricing Information

	Install/NRC $	% Disc.	NRC Total $	MRC $	% Disc	MRC Total $
Conversion Fee
Unlimited CoS Profile
CoS Profile A
CoS Profile B
CoS Profile C
CoS Profile D
CPE Monitoring
Cross Connect Charge
Diversity Charge
Due Date Change Charge
Expedite Charge
Inter-AS
Internet Access
DIA or IP VPN Secondary Domain Svc
DIA or IP VPN Burstable
DIA or IP VPN Flat Rate
DIA or IP VPN Tiered
DIA or IP VPN Usage	$ 500.00		$ 500.00	***		***
IXC Charges
Local Loop Diversity Charge
Location A Channel Termination Chgs
Location Z Channel Termination Chgs
Location A EMAS
Location Z EMAS
Location A Entrance Facilities Mileage
Location Z Entrance Facilities Mileage
Location A Entrance Facility
Location Z Entrance Facility
Location A Local Access	$ 3,560.00		$ 3,560.00	***		***
Location Z Local Access
Location A MAS
Location Z MAS
Miscellaneous Charge:
Muxing Charge
Optical Wave
Promotion Pricing
Remote Access
Reseller Y/N (If yes add Reseller Credit)

Totals:			$ 3,560.00			***

WilTel SM Communications			US Access & Endpoints Service Order Form - LOCATION A					ECO Order#:	____________________

								ECO SI:	____________________

								Service Order ID:	____________________

								NS Order#:	____________________

Location A

Connector Type:				Muxing Provider:

Access Type:		Local Access		Who will order Local Access:				WilTel Ordering

Type of Medium:				Conversion Identifier:

Customer Ordering Local Access

Primary Local Access Provider:

WilTel Ordering Local Access

☐ MAS Requested		☐ EMAS Requested				EMS Provider:		________________

Primary Local Access Provider:				Pacbell

Customer Providing CFA/Tie Down Information:

Is Protection Requested for this Local Loop:				☐ Yes ☒ No

Demarc Information:

Extended Demarc Information:

Inside Wiring:

Diversity

☐ Circuit	☐ Route/Geographic	☐ Equipment		☐ Vendor

Supply information for type of diversity chosen:

Colocate & Interconnect				Equipment

CFA/Tie Down Information:				Equipment Information:

If customer specified, please provide CFA/Tie Down Information:

Use Existing Facilities

Slotting Required:			If Yes, Circuit ID:				If Yes, Channel Assignment:

Endpoint Information

Site Name:	VitalStream			NPA:	949	NXX:	727		☐ Site Is Manned

Address:	One Jenner			Access Hours		☐ AM			☐ AM ☐ GMT

Address 2:				Form:_____		☐ PM		To:_____	☐ PM

City:	Irvine	State:	CA	Access Days

Zip:		County:		☐ Monday		☐ Tuesday ☐ Wednesday			☐ Thursday

Building:				☐ Friday		☐ Saturday ☐ Sunday

Floor:		Floor #:

Room:		Suite:	100

Special Instructions

This order is part of the 700 meg global commit. This circuit will replace TWC881664.

WilTel SM Communications			US Access & Endpoints Service Order Form - LOCATION Z			ECO Order#:	____________________

						ECO SI:	____________________

						Service Order ID:	____________________

						NS Order#:	____________________

Location Z

Connector Type:			Muxing Provider:

Access Type:			Who will order Local Access:

Type of Medium:			Conversion Identifier:

Customer Ordering Local Access

Primary Local Access Provider:

WilTel Ordering Local Access

☒ MAS Requested		☐ EMAS Requested		EMS Provider:		________________

Primary Local Access Provider:

Customer Providing CFA/Tie Down Information:

Is Protection Requested for this Local Loop:			☐ Yes ☐ No

Demarc Information:

Extended Demarc Information:

Inside Wiring:

Diversity

☐ Circuit	☐ Route/Geographic	☐ Equipment	☐ Vendor

Supply information for type of diversity chosen:

Colocate & Interconnect			Equipment

CFA/Tie Down Information:			Equipment Information:

If customer specified, please provide CFA/Tie Down Information:

Use Existing Facilities

Slotting Required:			If Yes, Circuit ID:		If Yes, Channel Assignment:

Endpoint Information

Site Name:			NPA:	NXX:	755		☐ Site Is Manned

Address:			Access Hours	☐ AM			☐ AM ☐ GMT

Address 2:			Form:_____	☐ PM		To:_____	☐ PM

City:		State:	Access Days

Zip:		County:	☐ Monday	☐ Tuesday ☐ Wednesday			☐ Thursday

Building:			☐ Friday	☐ Saturday ☐ Sunday

Floor:		Floor #:

Room:		Suite:

Special Instructions

WilTel SM Communications	Contacts Service Order Form	ECO Order#:	____________________

		ECO SI:	____________________

		Service Order ID:	____________________

		NS Order:	____________________

Contact Information

Salutation:

Contact Name:		☐ WilTel	☐ Loc A Contact

Email Address:		☒ Customer	☐ Loc Z Contact

Work Phone:	Work Fax:	Other:

Cell Phone:	Pager:	PIN:

Contact Type:	Job Title:

Contact Information

Salutation:

Contact Name:		☐ WilTel	☐ Loc A Contact

Email Address:		☒ Customer	☐ Loc Z Contact

Work Phone:	Work Fax:	Other:

Cell Phone:	Pager:	PIN:

Contact Type:	Job Title:

Contact Information

Salutation:

Contact Name:		☐ WilTel	☐ Loc A Contact

Email Address:		☒ Customer	☐ Loc Z Contact

Work Phone:	Work Fax:	Other:

Cell Phone:	Pager:	PIN:

Contact Type:	Job Title:

Contact Information

Salutation:

Contact Name:		☐ WilTel	☐ Loc A Contact

Email Address:		☒ Customer	☐ Loc Z Contact

Work Phone:	Work Fax:	Other:

Cell Phone:	Pager:	PIN:

Contact Type:	Job Title:

WilTel SM Communications		Signature Service Order Form

Price Quote:

Initial Received Date:		Final Service Order Approval Date:

WilTel Communications Engineering Design Approval

Sales Engineer's Name	Date	Customer Company Name

Internal Sales Authorizing Signature		Customer Authorizing Signature

Printed Name		Printed Name

Title	Date	Title	Date

This Service Order is subject to, governed by and constitutes an integral part of that the relevant service agreement ("Agreement") by and between WilTel Communications, LLC ("WilTel") and Customer, and each Service Order shall, together with the Agreement, be deemed one, integrated agreement and not as separate severable contracts. In the event that Customer has issued and WilTel has accepted this Service Order in contemplation of, but prior to the execution and delivery of the Agreement, this Service Order is subject to, governed by and constitutes an integral part of WilTel's standard form of Telecommunications Services Agreement.

Customer hereby represents more than 10% of the Customer's use of Service and or circuit provided by WilTel Pursuant to this Order will be interstate telecommunications. If it is determined at any time such Interexchange Service or circuit is subject to state regulation, the Interexchange service or circuit may be provided by WilTel or its affiliates, pursuant to applicable state law, regulations and applicable Tariffs.

● This Service Order will not be fully executed until the customer's credit has been approved.

●      All Service is provided in accordance with Customer's Telecommunications Service Agreement, or if no agreement exists between WilTel and Customer, then WilTel's standard terms and conditions, and any applicable WilTel tariff will apply.

●      All Service is provided in accordance with the processes and procedures set forth in WilTel's Customer Data Guidelines, which may be found at http://www.wiltelcommunications.com/network/customers/guidelines/.